                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2006

                           RelationServe Media, Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                 333-119632                      43-2053462
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  (State or other jurisdiction       (Commission                   (IRS Employer
     of incorporation)               File Number)            Identification No.)

   6700 North Andrews Avenue, Fort Lauderdale, Florida                     33309
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    (Address of Principal Executive Offices)                          (Zip Code)

              Registrant's telephone number, including area code: (954) 202-6000
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                                         N/A
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          (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR  230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

EXERCISE OF $0.01 WARRANTS

     On April 9, 2006, a holder of the seven-year warrants to purchase shares of the common stock, par value $.001 per share (the "Company Common Stock") of
RelationServe Media, Inc. (the "Company") at a purchase price of $0.01 per share, exercised $0.01 Warrants resulting in the issuance of 1,031,245 shares of the Company Common Stock. Such exercise was effectuated through the cashless exercise provision of the $0.01 Warrants equaling approximately 6,740 shares of
Company Common Stock underlying the $0.01 Warrants.

EXERCISE OF $0.25 WARRANTS

     On April 4, 2006, a holder of ten-year warrants to purchase shares of
Company Common Stock at a purchase price of $0.25 per share, exercised $0.25
Warrants resulting in the issuance of 353,452 shares of Company Common Stock.
Such exercise was effectuated through the cashless exercise provision of $0.25
Warrants equaling 56,548 shares of Company Common Stock underlying the $0.25
Warrants.

     The Company claimed an exemption from the issuance of the Company Common
Stock underlying the exercise of the $0.01 Warrants and $0.25 Warrants based on
Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder as the transactions did not involve a public offering.

                                SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2006                    By: /s/ Donald Gould
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                                            Name: Donald Gould
                                            Title: Chief Financial Officer